REGISTRATION RIGHTS AGREEMENT


                This REGISTRATION RIGHTS AGREEMENT, dated as of November 11, 2003 (this "Agreement"), is made by and among FARO Technologies, Inc., a Florida corporation (the "Company"), with headquarters located at 125 Technology Park, Lake Mary, Florida 32746, and the investors named on the signature pages hereto (each of whom is hereinafter referred to as an "Initial Investor" and all of whom collectively are hereinafter referred to as the "Initial Investors").


                                    RECITALS:

                A. In connection with the Securities Purchase Agreement, dated November 11, 2003, by and among the Initial Investors, the Selling Shareholders (as defined therein) and the Company (the "Purchase Agreement"), the Company and the Selling Shareholders have agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Initial Investors 1,930,000 shares of the Company's common stock, par value $.001 per share (the "Common Shares").

                B. To induce the Initial Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws with respect to the Securities.


                                   AGREEMENT:

                In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

                Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Purchase Agreement. In addition, as used in this Agreement, the following terms have the following meanings:

                1.1. "Investors" means the Initial Investors and any of their permitted transferees or assignees who receive or acquire Registrable Securities (as herein defined) and agree to become bound by the provisions of this Agreement in accordance with Article IX hereof; provided that no such person is registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a member of the National Association of Securities Dealers, Inc.

                1.2. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the Securities Act and, in particular, pursuant to Rule 415 under the Securities Act and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                1.3. "Registrable Securities" means the Common Shares sold pursuant to the Purchase Agreement, any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Common Shares; provided that Common

Shares will cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144 under the Securities Act or otherwise or at such time as they are eligible to be sold pursuant to Rule 144(k).

                1.4. "Registration Period" means the period between the date of this Agreement and the earliest of (i) the second anniversary of the date of this Agreement or (ii) the date on which all of the Registrable Securities have been sold by the Investors under a Registration Statement or pursuant to Rule 144, or otherwise.

                1.5. "Registration Statement" means a Registration Statement of the Company filed with the SEC under the Securities Act.

                1.6. "Rule 415" means Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous basis, and applicable rules and regulations thereunder.

                                   ARTICLE II
                                  REGISTRATION

                2.1. Mandatory Registration. The Company will use its reasonable best efforts to prepare and file with the SEC within 10 calendar days after the Closing Date of the purchase of the Common Shares under the Purchase Agreement a Registration Statement on Form S-3 registering all of the Registrable Securities for resale in accordance with the intended methods of resale or distribution described by the Investors in accordance with Section 4.1. If Form S-3 is not available at that time, then the Company will use its reasonable best efforts to file within such 15-day period a Registration Statement on such form as is then available to effect a registration of the Registrable Securities.

                2.2. Effectiveness of the Registration Statement. The Company will use its reasonable best efforts to cause the Registration Statement contemplated by the previous Section to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 90th calendar day after the Closing Date (the "Required Effective Date"). So long as the Company filed the Registration Statement within 10 calendar days after the Closing Date, however, if the Registration Statement receives any SEC review, then the Required Effective Date will be the 120th calendar day after the Closing Date. The Company's reasonable best efforts will include, but are not to be limited to, promptly responding to all comments received from the staff of the SEC. If the Company receives notification from the SEC that the Registration Statement will receive no action or review from the SEC, then the Company will request that the Registration Statement become effective within five business days after such SEC notification.

                2.3. Payments by the Company. If (i) a Registration Statement covering all the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the 30th day after the Required Effective Date (an "Effectiveness Failure") or (ii) at any time after such Registration Statement has been declared effective by the SEC, sales thereunder during the Registration Period cannot be made for any reason, other than during an Allowable Grace Period, as defined in Section 3.5, (a "Maintenance Failure"), then, as partial relief for the damages to an Investor by reason of any such delay in its ability to sell the Registrable Securities, the Company will pay to each Investor on the fifth Business Day following the last day of each 30-day period after an Effectiveness Failure (or 30-business day period after a Maintenance Failure), until such event is cured, an amount, in cash, equal to the product of (a) the Purchase Price paid for that number of Registrable Securities included in such Registration Statement as of the end of each applicable 30-day or 30-business day period multiplied by (b) 0.01, (but in no event shall payments made pursuant to this Section 2.3 exceed, in the aggregate, 12% of the Purchase Price paid for the Registrable


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

Securities for the entire Registration Period). The payments described in this paragraph will be prorated on a daily basis during the 30-day or 30-business day period, as applicable, as to which payment is due hereunder. Notwithstanding the foregoing, the Company's obligation to make any payments to an Investor pursuant to this paragraph shall be tolled until two business days after the Company's receipt of information (together with reasonable supporting documentation) with respect to the number of Registrable Securities held by such Investor at the end of the applicable 30-day or 30-business day period following an Effectiveness Failure or Maintenance Failure, as the case may be. If the Company fails to make any payments pursuant to this Section 2.3 in a timely manner, such payments shall bear interest at the rate of 1.0% per month, or such lower maximum amount as is permitted by law (prorated for partial months) until paid in full.

                2.4. Eligibility to use Form S-3. The Company represents and warrants that it currently meets, and will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering and the requirements to register the resale of the Registrable Securities, as set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities.

                                  ARTICLE III
                      ADDITIONAL OBLIGATIONS OF THE COMPANY

                3.1. Continued Effectiveness of Registration Statement. Subject to the limitations set forth in Section 3.5, the Company will use its reasonable best efforts to keep the Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the Registration Period.

                3.2. Accuracy of Registration Statement. Assuming the accuracy of information furnished by or on behalf of the Investors, any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period (but subject to Section 3.5) and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period.

                3.3. Furnishing Documentation. The Company will furnish to each Investor whose Registrable Securities are included in a Registration Statement, and Investors' Counsel (as herein defined), if any, (a) promptly after each document is filed with the SEC, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus (if any) and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all amendments and supplements thereto, and such other document as the Investor may reasonably request to facilitate the disposition of the Registrable Securities owned by the Investor. The Company will notify by facsimile each Investor whose Registrable Securities are included in any Registration Statement of the filing and the effectiveness of the Registration Statement and any post-effective amendment on the date of filing of the Registration Statement, effectiveness of the Registration Statement, or any post-effective amendment, as applicable.


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

                3.4. Additional Obligations. The Company will use its reasonable best efforts to (a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such U.S. jurisdictions as each Investor who holds Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause material expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Company determines to be contrary to the best interests of the Company and its shareholders.

                3.5. Suspension of Resale Rights.

                     (a) The Company will notify by facsimile each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (each an "Event"). The Company will promptly make such notification after the Company becomes aware of the event (but in no event will the Company, without the prior consent of such Investor, disclose to any Investor any of the facts or circumstances regarding the event), will promptly prepare a supplement or amendment to the Registration
        Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. Each Investor will hold in confidence and will not make any disclosure of any Event and any related information disclosed by the Company unless (i) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (ii) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Investor), (iii) the information was developed independently by an Investor without breach of this Agreement, (iv) the information was known to the Investor before receipt of such information from the Company, or (v) the information was disclosed to the Investor by a third party not under an obligation of confidentiality. An Investor may make disclosure of an Event or any related information disclosed by the Company, however, to any attorney, adviser, or other third party retained by it that needs to know the information, as determined in good faith by the Investor ("Investor Representative"), if the Investor advises the Investor Representative of the confidentiality provisions of this Section 3.5(a), but the Investor will be liable for any act or omission of any of its Investor Representatives relative to such information as if the act or omission was that of the Investor. Unless legally prohibited from so doing, each Investor will, upon learning that disclosure of such confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such confidential information.


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

                     (b)  Notwithstanding the obligations under Section
        3.5(a) or any provision of this Agreement, if (i) in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its shareholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a Material Adverse Effect upon the Company and its shareholders, or (ii) in the good faith judgment of the Company, it would adversely affect or require premature disclosure of the filing of a Company-initiated registration of any class of its equity securities, then the Company will have the right to suspend the use of the Registration Statement for a period (the "Allowable Grace Period") of not more than 30 calendar days, provided, however, that the Company may so defer or suspend the use of the Registration Statement no more than 60 calendar days in a calendar year, and provided, further, that, after deferring or suspending the use of the Registration Statement, the Company may not again defer or suspend the use of the Registration Statement until a period of 30 calendar days has elapsed after resumption of the use of the Registration Statement.

                     (c)  Subject to the Company's rights under this
        Section 3.5, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time and the Company will promptly notify each Investor that holds Registrable Securities being sold of the issuance of such order and the resolution thereof.

                     (d) Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, if the use of the Registration Statement is suspended by the Company, then the Company will promptly give notice of the suspension to all Investors whose securities are covered by the Registration Statement (but in no event will the Company disclose to any Investor, without such Investor's consent, any of the facts or circumstances regarding the suspension) and will promptly notify each such Investor as soon as possible that the use of the Registration Statement may be resumed.

                3.6. Review by the Investors. The Company will permit the Investors to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time before their filing with the SEC, and will not file any document in a form to which such Investor reasonably objects, unless otherwise required by law in the opinion of the Company's counsel; provided that the time periods set forth in Section 2.2 and 2.3 shall be tolled to the extent that such Investor does not deliver its final comments relating to such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) to the Company within three business days after receipt of such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof). The sections of any such Registration Statement including information with respect to the Investors, the Investors' beneficial ownership of securities of the Company, and the Investors' intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Investors, so long as they comply with all applicable laws in the Company's reasonable opinion.

                3.7. Due Diligence; Confidentiality.

                     (a)  The Company will make available, upon
        reasonable advance notice during normal business hours, for inspection by any Investor who holds at least 20% of the


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

        Common Shares initially purchased by that Investor and whose Registrable Securities are being sold pursuant to a Registration Statement and any attorney, accountant or other agent retained by any such Investor (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as reasonably necessary to enable each Inspector to exercise any due diligence responsibility in connection with or related to the contemplated offering. The Company will cause its officers, directors, and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

                     (b) Each Inspector will hold in confidence, use only in connection with the contemplated offering, and not make any disclosure (except to an Investor) of all Records and other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality. The Company is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially to the effect of this
        Section 3.7. An Inspector may make disclosure of such Records and other information to an Investor Representative, if the Inspector advises the Investor Representative of the confidentiality provisions of this
        Section 3.7(b), but the Inspector will be liable for any act or omission of any of its Investor Representatives relative to such information as if the act or omission was that of the Inspector. Unless legally prohibited from so doing, each Inspector will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein will be deemed to limit the Investor's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

                     (c) The Company will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or any exchange listing or similar rules and regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, (v) the information was disclosed to the Company by a third party not under an obligation of confidentiality, or (vi) such Investor consents to the form and content of any such disclosure. The Company may make disclosure of such information to any attorney, adviser, or other third party retained by it, that needs to know the information, as determined in good faith by the Company ("Company Representative"), if the Company advises the Company Representative of the confidentiality provisions of this Section 3.7(c), but the Company will be liable for any act


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

        or omission of any Company Representatives relative to such information as if the act or omission was that of the Company. If the Company learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will (unless legally prohibited from so doing) give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                3.8. Listing. During the Registration Period, the Company shall use its reasonable best efforts to (i) cause all the Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Securities covered by each Registration Statement on the Nasdaq National Market ("Nasdaq").

                3.9. Share Certificates. The Company will cooperate with the Investors who hold Registrable Securities being sold to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors may reasonably request, all in accordance with Article VI of the Purchase Agreement.

                3.10.Plan of Distribution. If reasonably requested by Investors holding at least 20% of the Registrable Securities registered pursuant to the Registration Statement under Section 2.1, the Company will, as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as such Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor, and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                3.11.Securities Laws Compliance. During the Registration Period, the Company will comply with all applicable laws related to any Registration Statement relating to the sale of Registrable Securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations promulgated by the SEC).

                3.12.Further Assurances. The Company will take all other reasonable actions as any Investor may reasonably request to expedite and facilitate disposition by such Investor of the Registrable Securities pursuant to the Registration Statement.

                                   ARTICLE IV
                          OBLIGATIONS OF THE INVESTORS

                4.1. Investor Information. As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Investor, such Investor will furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended methods of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities. At least five


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business days before the first anticipated filing date of a Registration
Statement for any registration under this Agreement, the Company will notify each Investor of the information the Company requires from that Investor whether or not such Investor has elected to have any of its Registrable Securities included in the Registration Statement. If, within two business days before the anticipated filing date, the Company has not received the requested information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of that Investor.

                4.2. Further Assurances. Each Investor will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's irrevocable election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                4.3. Suspension of Sales. Upon receipt of any notice from the Company under Section 3.5, each Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Section 3.5(a) or (ii) the Company advises the Investor that a suspension of sales under Section 3.5(b) has terminated. If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

                                   ARTICLE V
                            EXPENSES OF REGISTRATION

                The Company will bear (i) all reasonable expenses (other than underwriting discounts and commissions, legal fees of counsel to the Investors (other than as provided herein), and transfer taxes, if any) incurred in connection with registrations, filings or qualifications pursuant to Articles II and III of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, (ii) the fees and disbursements of legal counsel for the Company, and (iii) up to $5,000, in the aggregate, for the legal fees of counsel actually incurred by the Investors (based on reasonable supporting documentation) resulting from the review contemplated by Section 3.6 hereof, which shall be apportioned among such Investors pro rata based on their relative percentage ownership of the Registrable Securities.

                                   ARTICLE VI
                                 INDEMNIFICATION

                In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

                6.1. Indemnification of the Investors. To the extent permitted by law, the Company will indemnify and hold harmless each Investor, any directors or officers of such Investor, and any person who controls such Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person") against any losses, claims, damages, expenses, or liabilities (joint or several) (collectively, and together with actions, proceedings, or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions, or violations in a Registration Statement


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

filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or any final prospectus (as amended or supplemented, if the Company files any amendment or supplement thereto with the
SEC) included therein or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law related to the Registration Statement, including without limitation any state securities law or any rule or regulation thereunder, or any covenant or agreement contained in the Purchase Agreement or this Agreement with respect to sales under the Registration Statement (the matters in the foregoing clauses (a) and (b) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6.3 with respect to the number of legal counsel, the Company will reimburse the Investors or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) does not apply to Claims arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) does not apply to a Claim arising out of or based on any failure by any Indemnified Person to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act, or any other law or legal requirement applicable to them) or any covenant or agreement contained in the Purchase Agreement or this Agreement; and (iii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

                6.2. Indemnification of the Company and Certain Shareholders. In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, severally and not jointly, to the same extent and in the same manner set forth in Section
6.1 above, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the Registration Statement and any of its directors and officers, and any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party") against any Claim to which any of them may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such Claim arises out of or is based upon any of the following: (a) any matter of the type referred to in clause (a) of Section 6.1 above in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or (b) any failure by such Investor to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act, or any other law or legal requirement applicable to sales under the Registration Statement) or any covenant or agreement contained in the Purchase Agreement or this Agreement with respect to sales under the Registration Statement. Subject to the restrictions set forth in Section 6.3, such Investor will promptly reimburse any legal or other expenses, as such expenses are incurred and due and payable, reasonably incurred by them in connection with investigating or defending any such Claim. The indemnity agreement contained in this Section 6.2, however, does not apply to amounts paid in settlement of any Claim, if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld or delayed and provided that an Investor shall be liable under this
Section 6.2 for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of the

Securities (as defined in the Purchase Agreement). This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

                6.3. Notification and Other Indemnification Procedures. Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party will, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person or Indemnified Party. In that case, the indemnifying party will diligently pursue such defense. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party, and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person or Indemnified Party and such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party that are different from or in addition to those available to the indemnifying party, then the Indemnified Person or Indemnified Party is entitled to assume such defense and may retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under Section 6.1 or 6.2, as applicable). The indemnifying party will pay, however, for only one separate legal counsel for the Indemnified Person or Indemnified Party, as the case may be, collectively, and such legal counsel will be selected in accordance with Section 11.12. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Article VI will be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage, or liability is incurred and is due and payable.

                                  ARTICLE VII
                                  CONTRIBUTION

                To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will contribute the amount paid or payable by the Indemnified Person or Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Person or Indemnified Party and the indemnifying party, but also the relative fault of the Indemnified Person or Indemnified Party and the indemnifying party, as well as any other relevant equitable considerations. However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI and (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VIII
                             EXCHANGE ACT REPORTING

                To make available to the Investors the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company will, until the end of the Registration Period:

                (a) File with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein limits the Company's obligations under Section 5.3 of the Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

                (b) Furnish to each Investor, so long as such Investor holds Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) if not available on the SEC's EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS

                The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee or assignee of the Registrable Securities (i) in the case of either an assignment of Registrable Securities to an affiliate of such Investor or an assignment of all Registrable Securities held by such Investor without the consent of the Company and (ii) in the case of an assignment of less than all of the Registrable Securities held by such Investor with the consent of the Company (which consent shall not be unreasonably withheld), if, in the case of (i) and (ii) above, (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) such transfer or assignment was not made under the Registration Statement or Rule 144, (d) at or before the time the Company received the written notice contemplated by clause
(b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of the Purchase Agreement, and (f) the transferee has provided to the Company an investor questionnaire (or equivalent document) evidencing that the transferee is a "qualified institutional buyer" or an "accredited investor" as defined in Rule 501(a)(1),(2),(3), or (7) of Regulation D. Any transferee or assignee of an Investor under Article IX shall be deemed an "Investor" for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Investor hereunder.

                                   ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

                This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and of the Investors who then hold 75% of the Registrable Securities (but not including any Investor who is not affected by such amendment or waiver). Any amendment or waiver effected in accordance with this Article X is binding upon each Investor and the Company. Notwithstanding the foregoing, no amendment or waiver will retroactively affect any Investor without its consent, or will prospectively adversely affect any Investor who no longer owns any Registrable Securities without its consent.

                                   ARTICLE XI
                                  MISCELLANEOUS

                11.1. Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices, or elections from two or more persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice, or election received from the registered owner of such Registrable Securities.

                11.2. Notices. Except as set forth in Sections 3.3 and 3.5, any notices required or permitted to be given under the terms of this Agreement will be given and deemed received as set forth in the Purchase Agreement.

                11.3. Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, does not operate as a waiver thereof.

                11.4. Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York (except as it relates to corporate law involving the Company in which case it shall be governed by the internal laws of the state of incorporation of the Company) without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                11.5. Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

                11.6. Entire Agreement. This Agreement and the Purchase Agreement (including all chedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                11.7. Successors and Assigns. Subject to the requirements of
Article IX hereof, this Agreement inures to the benefit of and is binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary herein, including, without limitation, Article IX, the rights of an Investor hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with an Investor's margin or brokerage accounts.

                11.8. Use of Pronouns. All pronouns refer to the masculine, feminine, or neuter, singular or plural, as the context may require.

                11.9. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

                11.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures are binding on the parties hereto.

                11.11. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments, and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                11.12. Consents. All consents and other determinations to be made by the Investors pursuant to this Agreement will be made by the Initial Investors or the Investors holding a majority in interest of the Registrable Securities.

                11.13. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                11.14. Force Majeure. The Company shall not be deemed in breach of its commitments under this Agreement and no payments by the Company as set forth in Article II shall be required if the Company is unable to fulfill its obligations hereunder in a timely fashion because the SEC or Nasdaq is closed or operating on a limited basis as a result of the occurrence of a Force Majeure. As used herein, "Force Majeure" means war or armed hostilities or other national or international calamity, or one or more acts of terrorism, which are having a material adverse effect on the financial markets in the United States. Furthermore, any payments owed as a result of Article II shall not accrue in any period during which the Company's performance hereunder has been delayed or the Company's ability to fulfill its obligations hereunder has been impaired by a Force Majeure.

                                     * * * *

                IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        FARO TECHNOLOGIES, INC.


                                        By:   /s/ Simon Raab
                                           -------------------------------------
                                            Name:  Simon Raab
                                            Title: Chairman of the Board,
                                                   President, and Chief
                                                   Executive Officer

005.312381.5


                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  American Century Mutual
                                                    Funds, Inc., on behalf of
                                                    New Opportunities Fund


                                    By: /s/ Charles C.S. Park
                                        ----------------------------------------

                                    Print Name:  Charles C.S. Park

                                    Title:       Vice President and Secretary

                                    Address:       4500 Main Street
                                                   Kansas City, MO  64111

                                    Facsimile:      816.340.4964

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  American Century Mutual
                                                    Funds, Inc., on behalf of
                                                    New Opportunities II Fund


                                    By: /s/ Charles C.S. Park
                                        ----------------------------------------

                                    Print Name:  Charles C.S. Park

                                    Title:       Vice President and Secretary

                                    Address:       4500 Main Street
                                                   Kansas City, MO  64111

                                    Facsimile:      816.340.4964

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  SMITHFIELD FIDUCIARY LLC


                                    By: /s/ Adam J. Chill
                                        -----------------------------------

                                    Print Name:  Adam J. Chill

                                    Title:       Authorized Signatory

                                    Address:     c/o Highbridge Capital
                                                   Management, LLC
                                                 9 West 57th Street, 27th Floor
                                                 New York, New York  10019
                                                 Attn: Ari J. Storch/Adam J.
                                                       Chill

                                    Facsimile:      (212) 751-0755

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  Cranshire Capital, L.P.


                                    By: /s/ Mitchell P. Kopin
                                        ----------------------------------------

                                    Print Name:  Mitchell P. Kopin

                                    Title:         President - Downsview Capital
                                                   The General Partner

                                    Address: 666 Dundee Road, Suite 1901
                                             Northbrook, IL 60062

                                    Facsimile:      847-562-9031

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  Portside Growth &
                                                    Opportunity Fund


                                    By: /s/ Jeff Smith
                                        ----------------------------------------

                                    Print Name:  Jeff Smith

                                    Title:         Authorized Signatory

                                    Address:       c/o Ramius Capital Group, LLC
                                                   666 Third Avenue, 26th Floor
                                                   New York, New York  10017

                                    Facsimile:      212-845-7999

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  UBS O'Connor LLC f/b/o
                                                    O'Connor PIPES Corporate
                                                    Strategies Ltd.


                                    By: Jeffrey F. Putnam
                                        -----------------------------------

                                    Print Name:  Jeffrey F. Putnam

                                    Title:         Executive Director

                                    Address:       1 North Wacker Drive
                                                   Chicago, IL  60606
                                                   Attn: Tim Goldenman

                                    Facsimile:      312-525-6271

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  UBS O'Connor LLC f/b/o
                                                    O'Connor Global Convertible
                                                    Arbitrage Master Ltd.


                                    By: /s/ Jeffrey F. Putman
                                        ----------------------------------------

                                    Print Name:  Jeffrey F. Putman

                                    Title:         Executive Director

                                    Address:       1 North Wacker Drive
                                                   Chicago, IL  60606
                                                   Attn: Tim Goldenman

                                    Facsimile:      312-525-6271

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  SF Capital Partners Ltd.


                                    By: /s/ Brian H. Davidson
                                        ----------------------------------------

                                    Print Name:  Brian H. Davidson

                                    Title:       Authorized Signatory

                                    Address:     c/o Staro Asset Management, LLC
                                                 3600 South Lake Drive
                                                 St. Francis, WI  53235

                                    Facsimile:      414-294-7700

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  Deephaven Small Cap Growth
                                                    Fund, LLC


                                    By: /s/ Bruce Lieberman
                                        ----------------------------------------

                                    Print Name:  Bruce Lieberman

                                    Title:       Director of Private Placements

                                    Address: 130 Cheshire Lane, Suite 102
                                             Minnetonka, MN 55305

                                    Facsimile:      952-249-5320

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  Gamma Opportunity Capital
                                                    Partners, LP


                                    By: /s/ Christopher Rossman
                                        ----------------------------------------

                                    Print Name:  Christopher Rossman

                                    Address:     British Colonial Centre of
                                                   Commerce
                                                 One Bay Street, Suite 401
                                                 Nassau, The Bahamas

                                    Facsimile:      242-322-6657

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  Alpha Capital AG


                                    By: /s/ Konrad Ackerman
                                        ----------------------------------------

                                    Print Name:  Konrad Ackerman

                                    Address: Pradafaut 7
                                             Fursrenrurns 9490
                                             Vaduz Liechtenstein

                                    Facsimile:      011-423-232-3196

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  Elliott Associates, L.P.
                                                    By: Elliott Capital
                                                     Advisors, L.P., as
                                                     general partner
                                                    By: Braxton Associates,
                                                     Inc., as general partner


                                    By: /s/ Elliot Greenberg
                                        ----------------------------------------

                                    Print Name:  Elliot Greenberg

                                    Title:         Vice President

                                    Address:       712 5th Avenue
                                                   New York, NY  10019

                                    Facsimile:      212-974-2092

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.


                                    Investor Name:  Longview International
                                                    Equity Fund, LP


                                    By: /s/ Wayne H. Coleson
                                        ----------------------------------------

                                    Print Name:  Wayne H. Coleson

                                    Title:         Investment Manager, CEO

                                    Address:       25 Longview Court
                                                   Hillsborough, CA  94010
                                                   Attn: S. Michael Rudolph, CFO

                                    Facsimile:       650-343-2506
                                    With a copy to:  415-283-3386
                                                     718-493-7499

                            OMNIBUS SIGNATURE PAGE TO
                             FARO TECHNOLOGIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Registration Rights Agreement and Signature Pages of the other Investors and the Company to the Registration Rights Agreement, shall constitute one and the same document in accordance with the terms of the Registration Rights Agreement.

Endeavor LP*                                                 Posner Partners Microcap*

First American Insurance SCG Fund*                           Paul M. Posner Agency*

John J.Frautschi                                             City of Springfield Missouri Policemen and Firemens

Life Trust Microcap *                                        Retirement Fund*

First American Small Cap Growth Opportunity Fund*            St. Paul Electrical Constr. Pension SC*

Lyndhurst Associates*                                        St. Paul Electrical Constr. Supp. SC*

Milwaukee Jewish Federation*                                 ES Tallmadge Residuary Trust 2*

Greater Milwaukee Foundation - Micro Cap*                    WM Chester - Chester Children Small Cap*

Henry Posner III Agency*                                     Oregon Retail Employees Pension Trust*

                                                             Richard D. Waterfield - Small Cap*


                                                          *BY:   U.S. BANCORP ASSET MANAGEMENT
                                                                      Attorney-in-fact



                                                          By:    /s/ Joseph A. Frohna
                                                             ---------------------------
                                                          Name: Joseph A. Frohna
                                                          Title:    Managing Director

[For Additional Information Regarding the Investors Set Forth on this Signature Page See Appendix I]

                            Address/Telephone                              Name in which        Aggregate          Social Security
                            Number and Facsimile          Number of        Shares are to        Purchase              or Tax ID
Name                        Number                         Shares          be Held              Price                 Number
------------------------------------------------------------------------------------------------------------------------------------

Endeavor LP                 US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy
                            Tel:  (612) 303-3333              1,600          Endeavor LP          $34,400               91-1740115
                            Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                           First American
                            Attn: Sean Goudy                                 Insurance Small
                            Tel:  (612) 303-3333                             Cap Growth Fund
First American Insurance    Fax:  (612) 303-4264              1,410                               $30,315               41-1981152
SCG Fund

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                                 John J. Frautschi
                            Tel:  (612) 303-3333                             Life Trust Microcap
John J.Frautschi            Fax:  (612) 303-4264              10,930                              $234,995              ###-##-####
Life Trust Microcap

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                                 First American
First American Small Cap    Tel:  (612) 303-3333              211,960        Small Cap Growth     $4,557,140            39-1829200
Growth Opportunity Fund     Fax:  (612) 303-4264                             Opportunities Fund

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                                 Lyndhurst
                            Tel:  (612) 303-3333              2,870          Associates           $61,705               25-1539579
Lyndhurst Associates        Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                           Milwaukee Jewish
                            Attn: Sean Goudy                                 Federation
Milwaukee Jewish            Tel:  (612) 303-3333              2,640                               $56,760               39-0806312
Federation                  Fax:  (612) 303-4264



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
                            Address/Telephone                              Name in which        Aggregate          Social Security
                            Number and Facsimile          Number of        Shares are to        Purchase              or Tax ID
Name                        Number                         Shares          be Held              Price                 Number
------------------------------------------------------------------------------------------------------------------------------------

                            US Bank Asset Management
                            800 Nicollet Mall                                Greater Milwaukee
                            Minneapolis, MN  55402                           Foundation Micro
                            Attn: Sean Goudy                                 Cap
Greater Milwaukee           Tel:  (612) 303-3333              2,320                               $49,880               39-6036407
Foundation - Micro Cap      Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                                 Henry Posner III
                            Tel:  (612) 303-3333              750            Agency               $16,125               ###-##-####
Henry Posner III Agency     Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                                 Posner Partners
                            Tel:  (612) 303-3333              3,210          Microcap.            $69,015               25-1580624
Posner Partners Microcap    Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                                 Paul M. Posner
                            Tel:  (612) 303-3333              850            Agency               $18,275               ###-##-####
Paul M. Posner Agency       Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall                                St. Paul
                            Minneapolis, MN  55402                           Electrical
                            Attn: Sean Goudy                                 Construction
St. Paul Electrical         Tel:  (612) 303-3333              1,520          Pension SC           $32,680               41-6846858
Constr. Pension SC          Fax:  (612) 303-4264

                            Address/Telephone                              Name in which        Aggregate          Social Security
                            Number and Facsimile          Number of        Shares are to        Purchase              or Tax ID
Name                        Number                         Shares          be Held              Price                 Number
------------------------------------------------------------------------------------------------------------------------------------

                            US Bank Asset Management
                            800 Nicollet Mall                                St. Paul
                            Minneapolis, MN  55402                           Electrical
                            Attn: Sean Goudy                                 Construction
St. Paul Electrical         Tel:  (612) 303-3333              1,730          Supply SC            $37,195               41-6846858
Constr. Supp. SC            Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                           E.S. Tallmadge
                            Attn: Sean Goudy                                 Residuary Trust 2
ES Tallmadge Residuary      Tel:  (612) 303-3333              600                                 $12,900               39-6404914
Trust 2                     Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                           W.M.
                            Attn: Sean Goudy                                 Chester-Chester
WM Chester - Chester        Tel:  (612) 303-3333              370            Children SC          $7,955                39-6093692
Children Small Cap          Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402                           Oregon Retail
                            Attn: Sean Goudy                                 Employees Pension
Oregon Retail Employees     Tel:  (612) 303-3333              4,580          Trust                $98,470               93-6041029
Pension Trust               Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
                            Attn: Sean Goudy                                 Richard D.
Richard D. Waterfield -     Tel:  (612) 303-3333              1,040          Waterfield SCG       $22,360               39-6721043
Small Cap                   Fax:  (612) 303-4264

                            US Bank Asset Management
                            800 Nicollet Mall
                            Minneapolis, MN  55402
City of Springfield         Attn: Sean Goudy
Missouri Policemen and      Tel:  (612) 303-3333                             Richard D.
Firemens Retirement Fund    Fax:  (612) 303-4264              1,620          Waterfield SCG       34,830                44-6000268